UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Prudential Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Prudential

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You can vote by telephone or Internet!
Available 24 hours a day 7 days a week!
VOTING INSTRUCTIONS ARE LOCATED ON THE BACK OF THIS FORM

Voting Instruction Form

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the Election of Directors.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Thomas J. Baltimore, Jr.	☐	☐	☐	02 - Frederic K. Becker	☐	☐	☐	03 - Gordon M. Bethune	☐	☐	☐
04 - Gaston Caperton	☐	☐	☐	05 - Gilbert F. Casellas	☐	☐	☐	06 - James G. Cullen	☐	☐	☐
07 - William H. Gray III	☐	☐	☐	08 - Mark B. Grier	☐	☐	☐	09 - Jon F. Hanson	☐	☐	☐
10 - Constance J. Horner	☐	☐	☐	11 - Karl J. Krapek	☐	☐	☐	12 - Christine A. Poon	☐	☐	☐
13 - John R. Strangfeld	☐	☐	☐	14 - James A. Unruh	☐	☐	☐				

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The Board of Directors recommends a vote FOR Proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor for the year ending December 31, 2009.	☐	☐	☐

Mark this box with an X to opt out of having this vote applied *pro rata* to shares in the Fund for which the Trustee receives no voting instructions. Opt Out ☐

The Board of Directors recommends a vote AGAINST Proposals 3 and 4.

	For	Against	Abstain
3. Shareholder proposal regarding a shareholder advisory vote on executive compensation.	☐	☐	☐
4. Shareholder proposal on separating the offices of Chairman and Chief Executive Officer.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Voting Instruction Form Annual Meeting May 12, 2009, 2:00 p.m. EDT at Prudential’s Corporate Headquarters, 751 Broad Street, Newark, New Jersey Confidential Voting Instructions to Prudential Trust Company, Trustee of the Master Trust for The Prudential Financial, Inc. Common Stock Fund of The Prudential Employee Savings Plan (“PESP”) By signing on the reverse side or by voting on the Internet or by telephone, the PESP participant directs the Trustee to vote (in person or by proxy) as indicated on the other side of this form. This vote will apply to the number of shares of Prudential Financial, Inc. (PFI) Common Stock deemed to be credited to the participant’s PESP account investment in the PFI Common Stock Fund (the “Fund”) on March 10, 2009, as described in the Trustee’s letter. If the voting instructions do not include a vote on a particular matter, please mark it to abstain or the shares deemed to be credited to this PESP account in the Fund will be voted as recommended by the Board of Directors. The Trustee’s representative will tally all the timely votes for the Trustee to present in person or by proxy at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 12, 2009. Also, unless the PESP participant opts out by checking the box on the reverse side, the Trustee will apply this voting instruction pro rata (along with the votes of all other eligible individuals in PESP who do not opt out) to all shares of PFI Common Stock held in the Fund for which the Trustee receives no voting instructions. To opt out, please check the box, sign, date and return this Voting Instruction Form by mail only (not on the Internet or by telephone), to be received no later than 11:59 PM on May 6, 2009. For more information, please see the March 23, 2009, letter from the Trustee. Only the Trustee’s authorized representatives will see these confidential voting instructions. PLEASE MARK VOTES ON THE REVERSE SIDE OF THIS FORM, THEN SIGN AND DATE IT AND RETURN IT FOR RECEIPT BY MAY 6, 2009. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Voting Instructions To vote using the Telephone (within the US, Canada & Puerto Rico) To vote using the Internet To vote by Mail Call toll free 1-800-652-VOTE (8683) (within U.S., Canada, Puerto Rico and U.S. Virgin Islands) any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. If you have access to the Internet, you can complete the process in a few easy steps: Step 1: Go to www.investorvote.com Step 2: Follow the instructions on the screen to log in. Step 3: Click the View buttons to see the proxy statement, which contains details of the proposals to be voted on, or to see the annual report. Please note that you can also view the annual report, proxy statement and other proxy materials at www.investor.prudential.com. Step 4: Click the vote button to submit your vote. • Complete and sign the Voting Instruction Form on the reverse side of this document. • Return the form in the enclosed self addressed envelope or send it to Prudential Financial, Inc., c/o Computershare Investor Services, PO Box 43110, Providence, RI 02940-3110. If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Form. You will not be able to opt out unless you vote by mail. Voting Instructions must be received by 11:59 pm EDT, May 6, 2009. THANK YOU FOR VOTING

Prudential Trust Company 30 Scranton Office Park, Scranton PA 18507-1789

March 23, 2009

We are writing to you in our role as Master Trustee for the Prudential Financial, Inc. (PFI) Common Stock Fund (the “Fund”). The Fund is an investment option under The Prudential Employee Savings Plan (PESP). PESP records indicate that you had a balance in the Fund on March 10, 2009, equivalent to at least one full share of PFI Common Stock. This entitles you to instruct us on how to vote the Fund’s stock holdings at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 12, 2009.

Your voting instructions will be kept confidential and will not be available to your employer, the PESP plan administrator or to us. Please refer to the “Frequently Asked Questions” on the back of this letter for additional information.

Voting Instructions

Please note that you will not be voting directly. Only the Master Trustee is authorized to vote shares held by the Fund at the shareholders’ meeting. However, you can provide us with instructions as to how to vote on your behalf on the matters described in the proxy statement.

Enclosed is a Voting Instruction Form regarding the matters described in the proxy statement, which will be voted upon at the shareholders’ meeting. As indicated on the form, you can provide your voting instructions via the Internet, by telephone or by postal mail. Whichever method you choose, we must receive your instructions no later than May 6, 2009.

The voting instructions we receive from you and others by that deadline will be applied proportionately to the shares of eligible voters who do not provide voting instructions (“undirected shares”). If you prefer to provide voting instructions for yourself only and do not want them applied to undirected shares, you can “opt out” by checking the appropriate box on the front of the Voting Instruction Form and returning the form by postal mail only. This “opting out” cannot be done via the Internet or by telephone.

Proxy Statement for the Annual Meeting of Shareholders on May 12, 2009

The Proxy Statement for the Annual Meeting of Shareholders on May 12, 2009, which provides additional information on the matters to be voted upon, the 2008 Annual Report, and additional proxy materials are available on the Company’s Intranet site. Most active employees have access to these documents and the ability to order a printed copy on the Investor Relations Web site (www.investor.prudential.com). If you do not have electronic access, please call 1-877-998-ROCK (7625) at any time to request a copy of these documents. If you are not currently an active employee of Prudential Financial, Inc. or its affiliates, the company’s annual report and proxy statement are enclosed.

If you have questions regarding this letter, call 1-800-PRU-EASY (1-800-778-3279), follow the prompts for “Retirement and Savings,” then “Employee Savings Plan” and follow the instructions to speak to a Customer Service Representative. Customer Service Representatives are available Monday through Friday (except holidays), 8 a.m. to 9 p.m., EDT. If you are hearing impaired, please contact your local relay service.

Thank you in advance for providing your voting instructions before the May 6, 2009, deadline.

Prudential Trust Company, Trustee

Enclosures

PRUDENTIAL FINANCIAL, INC. (PFI) COMMON STOCK FUND

Frequently Asked Questions

What makes me eligible to vote?

You are an eligible voter if you:

•	are a participant, beneficiary or alternate payee (under a qualified domestic relations order) in The Prudential Employee Savings Plan (PESP), and

•	had a balance in the PFI Common Stock Fund (the “Fund”) equivalent to at least one full share of PFI Common Stock on March 10, 2009.

Why is the date that counts for PESP participants earlier than for other PFI shareholders?

The Trustee only gets proxy voting rights for the number of shares the Fund actually held on March 13, 2009, which is the corporate record date for the Prudential Financial, Inc. Annual Meeting of Shareholders. March 10, 2009, was the last date for participants to execute transactions that settled (by delivery of stock to the Trustee) by March 13, 2009. Therefore, March 10, 2009, is the date used for allocating proxy voting rights among PESP participants.

How do I vote?

A Voting Instruction Form is enclosed. You may vote online at www.investorvote.com, by telephone at 1-800-652-VOTE (8683), or by returning your completed form by mail. For the Fund’s Trustee to vote on your behalf at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 12, 2009, we must receive your voting instructions no later than 11:59 p.m., EDT, on May 6, 2009.

The Proxy Statement for the Annual Meeting of Shareholders on May 12, 2009, which provides additional information on the matters to be voted upon, the 2008 Annual Report, and additional proxy materials are available on the Company’s Intranet site. Most active employees have access to these documents and the ability to order a printed copy on the Investor Relations Web site (www.investor.prudential.com). If you do not have electronic access, please call 1-877-998-ROCK (7625) at any time to request a copy of these documents. If you are not currently an active employee of Prudential Financial, Inc. or its affiliates, the company’s annual report and proxy statement are enclosed.

How many votes do I get?

You get one vote for each share of PFI Common Stock attributable to your account in the Fund. Your account balance consists of units in the Fund rather than shares of PFI Common Stock. About 98% of the Fund is PFI Common Stock. For liquidity purposes, the rest of the Fund is in a money market fund. The number of shares of PFI Common Stock that you may vote is determined by multiplying your dollar balance in the Fund on March 10, 2009, by 98%, then dividing the result by the PFI Common Stock’s closing share price for that day.

What happens when eligible voters don’t provide voting instructions in time?

Shares attributable to their accounts will be considered “undirected shares” for voting purposes. The voting instructions you and others provide by 11:59 p.m., EDT, on May 6, 2009, will be applied proportionately to the undirected shares in PESP unless you “opt out” of this process.

How do I “opt out” of the voting process for undirected shares?

You can “opt out” by checking the appropriate box on the Voting Instruction Form and returning it by postal mail for receipt by May 6, 2009. It is not possible to “opt out” via the Internet or by telephone.

Why can I vote shares attributable to others’ accounts?

PESP provides that plan participants who do not “opt out” are “named fiduciaries” for purposes of voting the undirected shares of the PFI Common Stock held under PESP. Under the Employee Retirement Income Security Act of 1974 (ERISA), plan fiduciaries are required to act prudently in making proxy-voting decisions by investigating the relevant facts and making a decision solely in the interests of the participants and beneficiaries. You will not be considered a fiduciary for the undirected shares if you “opt out” of having your vote applied to them. If more than 60% of the eligible voters “opt out”, we will hire an independent fiduciary to direct the Fund’s Trustee on how to vote the undirected shares.

How do I know that my voting instructions are confidential?

PESP’s policy is to ensure confidentiality of participants’ Fund investment decisions (except as otherwise required by applicable law). Prudential Trust Company retained Computershare Trust Company, N.A. (“Computershare”) to receive and tally voting instructions from eligible voters in the Fund. Computershare will provide the Fund Trustee only aggregate information on voting instructions received. No information that would identify individual voters will be provided to the Trustee, the plan administrator or your employer.

Prudential

Admission Ticket

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ANNUAL MEETING OF SHAREHOLDERS

May 12, 2009, 2:00 p.m. EDT at
Prudential's Corporate Headquarters,
751 Broad Street, Newark, New Jersey

You can vote by telephone or Internet!
Available 24 hours a day 7 days a week!
VOTING INSTRUCTIONS ARE LOCATED ON THE BACK OF THIS CARD

Voting Instruction Form

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the Election of Directors.

1. Election of Directors:

	For	Against	Abstain
01 - Thomas J. Baltimore, Jr.	☐	☐	☐
02 - Frederic K. Becker	☐	☐	☐
03 - Gordon M. Bethune	☐	☐	☐
04 - Gaston Caperton	☐	☐	☐
05 - Gilbert F. Casellas	☐	☐	☐
06 - James G. Cullen	☐	☐	☐
07 - William H. Gray III	☐	☐	☐
08 - Mark B. Grier	☐	☐	☐
09 - Jon F. Hanson	☐	☐	☐
10 - Constance J. Horner	☐	☐	☐
11 - Karl J. Krapek	☐	☐	☐
12 - Christine A. Poon	☐	☐	☐
13 - John R. Strangfeld	☐	☐	☐
14 - James A. Unruh	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor for the year ending December 31, 2009.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 3 and 4.

	For	Against	Abstain
3. Shareholder proposal regarding a shareholder advisory vote on executive compensation.	☐	☐	☐
4. Shareholder proposal on separating the offices of Chairman and Chief Executive Officer.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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<STOCK#> 010H2E

Proxy — Prudential Financial, Inc.

If you wish to attend and vote at the meeting, please bring this Admission

Ticket and identification with you.

From NJ Turnpike (North & South); George Washington Bridge; Lincoln Tunnel: Take the NJ

Turnpike to Exit 15W. Take Rte. 280 West to Exit 15A-B (first exit across bridge, staying left and following ramp until reaching Rte. 21/McCarter Highway, Turn right onto Rte. 21/McCarter Highway.

Follow Rte. 21 South/McCarter Highway to Edison Place. Turn right onto Edison Place. The Edison

Parking Lot will be on your left.

From the Holland Tunnel (Lower Manhattan): Exit the Holland Tunnel, follow signs to Pulaski

Skyway. Take the exit marked Raymond Blvd./Newark, proceed down ramp to the stop sign,

(Foundry St.) continue straight ahead. At second stop sign make a right onto Raymond Blvd. (one way) to Mulberry St (three traffic lights after Amtrak overpass/Penn Station Newark). Make a left onto Mulberry St. Turn left onto Edison Place (one block after Market St). Edison Parking Lot will be on your right.

From Staten Island: Cross Goethals Bridge. Proceed onto the New Jersey Turnpike (North). Exit the Turnpike at 13A. After paying the toll stay to the left following signs for “Rte 1&9 North—Newark”,

exiting Rte. 1 & 9 North (From left side of roadway) at “Rte 21 Newark”. Follow signs to McCarter

Hwy/Rte 21 Newark. Take McCarter Hwy/Rte 21 to Edison Place (approximately 2.5 miles). Make left onto Edison Place. Edison Parking Lot will be on your left.

From Route 24; Route 78 East: Take Exit 57. Follow signs to Rte 21 North. Take McCarter Hwy/Rte

21 North to Edison Place. Make left onto Edison Place. Edison Parking Lot will be on your left.

From Route 280 East: Take Exit 15 for Rte 21 South. Turn right at McCarter Hwy/Rte 21 South.

Follow Rte. 21/McCarter Highway to Edison Place. Make right onto Edison Place. Edison Parking

Lot will be on your left.

From Garden State Parkway (North & South): Take Exit 145 for Rte 280 East. Follow Rte 280

East to Exit 15 for Rte 21 South. Turn right at McCarter Hwy/Rte 21 South. Follow Rte. 21/McCarter

Highway to Edison Place. Make right onto Edison Place. Edison Parking Lot will be on your left.

SHAREHOLDERS MUST BRING THIS ADMISSION TICKET TO THE ANNUAL MEETING. This

ticket admits a shareholder and one guest. All meeting attendees must present valid photo identification. For your safety, all personal items including bags, purses and briefcases are subject to inspection. The use of photographic and recording devices is prohibited in the building. Cell phone use is permitted only in the first floor lobby. No personal items, with the exception of purses, may be carried into the meeting area. The location is accessible to handicapped persons and, upon request,

we will provide wireless headsets for hearing amplification.

Prudential

Corporate

Headquarters

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St

McCarter Highway

Market St

Park St

Clinton St

Academy St

Bank St

Park Place

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Raymond Blvd

McCarter Highway

Mulberry St

Halsey St

Broad

Park St

Mulberry St

Center St

Hamilton St

Branford Place

Washington St

New St

Commerce St

Central Ave

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Edison Place

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Newark

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Station

Edison

Visitor Lot

Military

Park

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Prudential Center

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instructions

This proxy is solicited on behalf of the Board of Directors of Prudential Financial, Inc. for the Annual Meeting of shareholders to be held at 2:00 p.m. on May 12, 2009.

The administrator for the international portion of the Prudential Stock Purchase Plan and the Prudential International Stock Purchase Plan (collectively “the Plan”), Computershare Shareholder

Services, Inc., will be recording and tabulating votes associated with the Plan. You are eligible to vote if you own at least one share of Prudential Financial, Inc. Common Stock under the terms of the Plan, registered in your name with the Administrator as of the close of business on the record date of March 13, 2009. Shares voted will be counted at the Annual Meeting of Shareholders to be held on May 12, 2009, at Prudential’s Corporate Headquarters, 751 Broad Street, Newark, New Jersey or at any adjournment or postponement thereof. Items to be voted upon are listed on the reverse side of this Voting Instruction Form and are more fully set forth in the proxy statement.

Your vote will be tabulated as directed on the reverse side of this form, if properly completed and signed. If no choice is made, your shares will be voted in accordance with the recommendation of the Board of Directors. Your vote must be received by 11:59 p.m. EDT on May 6, 2009, in order to be counted at the annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 12, 2009.

The Proxy Statement, Annual Report to Shareholders and other proxy materials are available at www.investor.prudential.com.

• Call (781) 575-2300 any time on a touch

tone telephone.

• Follow the instructions provided by the

recorded message.

To vote using the Telephone

If you have access to the Internet, you can

complete the process in a few easy steps:

Step 1: Go to www.investorvote.com

Step 2: Follow the instructions on the screen to log in.

Step 3: Click the View buttons to see the proxy

statement, which contains details of the

proposals to be voted on, or to see the

annual report. Please note that you can also

view the annual report, proxy statement and other

proxy materials at www.investor.prudential.com.

Step 4: Make your selection as instructed on each screen

to select delivery preferences.

Step 5: Click the vote button to submit your vote.

To vote using the Internet

• Complete and sign the Voting Instruction Form

on the reverse side of this document.

• Return the form in the enclosed self addressed

envelope or send it to Prudential Financial,

Inc., c/o Computershare Investor Services, PO

Box 43110, Providence, RI 02940-3110.

To vote by Mail

If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Form.

Voting Instructions must be received by 11:59 pm EDT, May 6, 2009.

THANK YOU FOR VOTING

Black – fixed, non-variable template text

Blue – client-provided information

Red – merge fields from proxy data file

Prudential Financial, Inc.

Annual Meeting of Shareholders

May 12, 2009 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number: <012345>

Holder Account Number: <C1234567891>

Proxy Access Number: <12345>

Your Prudential Financial, Inc. proxy statement and annual report are now available online. You may also vote your shares for the 2009 Annual Shareholder Meeting using the directions provided below.

Proxy Statement

http://www3.prudential.com/annualreport/report2009/proxy

Annual Report

http://www3.prudential.com/annualreport/report2009/annual

To cast your vote, please logon to the Internet and go to www.investorvote.com/prudential and follow the on-screen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, on May 6, 2009.

Thank you for viewing the 2009 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.

Black – fixed, non-variable template text

Blue – client-provided information

Red – merge fields from proxy data file

Prudential Financial, Inc.

Annual Meeting of Shareholders

May 12, 2009 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number: <012345>

Holder Account Number: <C1234567891>

Proxy Access Number: <12345>

Your Prudential Financial, Inc. proxy statement and annual report are now available online. You may also vote your shares for the 2009 Annual Shareholder Meeting using the directions provided below.

Proxy Statement

http://www3.prudential.com/annualreport/report2009/proxy

Annual Report

http://www3.prudential.com/annualreport/report2009/annual

To cast your vote, please logon to the Internet and go to www.investorvote.com and follow the on-screen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, on May 11, 2009.

Thank you for viewing the 2009 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.

From:	Kathleen Gibson
Vice President, Secretary and Corporate Governance Officer
Law Department

To:	Prudential Financial, Inc. Proxy Materials

Date:	March 23, 2009

Prudential Financial, Inc. has begun distributing proxy materials to shareholders for the upcoming 2009 Annual Meeting of Shareholders. As an employee, you may own shares in multiple ways, e.g. shares registered at Computershare as a result of the demutualization, shares you purchased through a broker, participation in the Prudential Employees Savings Plan (“PESP”), or participation in the Prudential Stock Purchase Plan (“PSPP”). This may result in multiple mailings being sent to you.

Utilizing the SEC rule regarding “Notice and Access”, we have instructed our Transfer Agent, Computershare, to mail paper copies of the proxy materials to all registered shareholders who voted in 2008, either by phone or by returning a proxy card, and a Notice of Internet Availability to all registered shareholders who did not vote or who voted via the Internet. If you receive a Notice of Internet Availability, please follow the instructions to view the proxy materials on-line or obtain a paper copy of the Annual Report and Proxy Statement.

Additionally, shareholders who hold shares through a bank, broker or other nominee (e.g., domestic employees participating in PSPP with an account at E*Trade) will receive paper copies of the Annual Report and Proxy Statement.

However, if you previously elected to receive proxy materials electronically, you will continue to receive an e-mail notification advising you the materials are ready for viewing.

We encourage all shareholders to vote. Detailed voting instructions are included in the information you will receive.

You can also view the 2008 Annual Report, the 2009 Proxy Statement and other proxy materials on-line at www.investor.prudential.com. If you would like to order copies of the 2008 Annual Report for business purposes, please send an e-mail to Shareholder Services.

Thank you.